UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALPHATIME ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF ALPHATIME ACQUISITION CORP

500 5th AVENUE, SUITE 938

NEW YORK CITY, NY 10110

TO BE HELD ON DECEMBER 2, 2026

Dear AlphaTime Acquisition Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting of AlphaTime Acquisition Corp, a Cayman Islands exempted company (the “Company,” “AlphaTime,” “we,” “us” or “our”), which will be held on December 2, 2026, at 9:00 a.m. Eastern Time (the “Extraordinary General Meeting”) in a virtual-only format via live webcast at https://edge.media-server.com/mmc/p/aynd8tkn. There will be no physical location for shareholders to attend the Extraordinary General Meeting.

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business AlphaTime will conduct at the Extraordinary General Meeting and provide information about AlphaTime that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025, as further amended by that certain amendment dated March 27, 2026 (as amended, the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from December 4, 2026 (the “Termination Date”), each by an additional one (1) month (each an “Extension”), with each Extension to be separately approved by the Board at the request of the Sponsor and funded by a deposit of $5,000 into the Trust Account, for a total of up to twelve (12) months after the Termination Date (ending no later than December 4, 2027), assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend AlphaTime’s investment management trust agreement, dated as of December 30, 2022, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to December 4, 2027 (the “Trust Agreement Amendment”) subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and depositing into the trust account (the “Trust Account”) $5,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until December 4, 2027 (assuming a Business Combination has not occurred), with any promissory note issued to the Sponsor in respect of an Extension Payment funded by the Sponsor to be non-interest bearing, unsecured and payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment and Extension. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AlphaTime additional time and flexibility to complete our previously announced Business Combination. On January 5, 2024, AlphaTime entered into a business combination agreement (the “HCYC Business Combination Agreement”) with HCYC Holding Company, a Cayman Islands exempted company (“PubCo”), ATMC Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), ATMC Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), HCYC Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 3”) and HCYC Group Company Limited, Cayman Islands exempted company (“HCYC Group”). However, there can be no guarantee the business combination with AlphaTime and HCYC Group will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaTime additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaTime shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaTime liquidated on the Termination Date and (ii) allow those AlphaTime shareholders who wish for AlphaTime to continue its search for a Business Combination to remain shareholders.

The Existing Charter and the Trust Agreement permitted up to eight (8) separately approved and funded one-month extensions of the Company’s deadline to consummate a Business Combination from April 4, 2026 through December 4, 2026, each requiring a deposit of $15,000 into the Trust Account. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting. As a result, one or more of those extensions may not have been validly effected, the Company’s deadline to consummate a Business Combination may have passed, and obligations to redeem the Public Shares and wind up the Company may have arisen. See “Prior Extension Payments.” The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment and Extension are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, the Company may, by resolution of the Board at the request of the Sponsor, extend the period of time to consummate a business combination up to eight (8) times, by one (1) month each time, from April 4, 2026 to no later than December 4, 2026, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, depositing $15,000 into the Trust Account for each such one-month extension. The Existing Charter does not permit any extension beyond December 4, 2026. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting, and the Company’s deadline to consummate a Business Combination may have passed. See “Prior Extension Payments.” If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, extend the Termination Date up to twelve (12) times by an additional one (1) month each time, ending no later than December 4, 2027, subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and the Sponsor or its affiliates or designees depositing $5,000 into the Trust Account for each one-month Extension two (2) days prior to the commencement of such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination by the last Extended Date for which an Extension has been validly approved by the Board and funded in accordance with the Existing Charter, as amended, and the Trust Agreement, as amended (and in any event no later than December 4, 2027), we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of the then-outstanding Public Shares (the Company’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”), included in the units sold in the Company’s initial public offering being referred to as the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants and rights will expire and be worthless.

The Company currently expects that HCYC Group will fund the first $5,000 Extension Payment if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. Each subsequent Extension will occur only if it is separately approved by the Board and funded. The promissory note described above would be issued to the Sponsor only in respect of an Extension Payment funded by the Sponsor. Under Section 1(m) of the Trust Agreement, which is not being amended by the Trust Agreement Amendment, the Trustee must receive the Company’s extension letter at least five (5) business days prior to the applicable deadline. That requirement is separate from any notice from the Sponsor of its wish for the Company to effect an Extension. The unpaid extension payments described under “Prior Extension Payments” are separate from the Extension Payments under the proposed Extension Amendment and Trust Agreement Amendment, and there is currently no plan to fund those unpaid amounts.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $[●] (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date (including interest not previously released to AlphaTime to pay its taxes), divided by the total number of then outstanding Public Shares. The Public Shares were delisted from the Nasdaq Capital Market (“Nasdaq”) and have not traded on Nasdaq since December 9, 2025. AlphaTime cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AlphaTime believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AlphaTime does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of October 16, 2026, the Company had 2,545,432 Ordinary Shares outstanding, of which 2,134,200 Ordinary Shares (consisting of 1,725,000 Founder Shares and 409,200 shares included in the Private Placement Units) were held by the Sponsor and the other initial shareholders.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Because approval is based on the number of outstanding Ordinary Shares rather than votes cast, abstentions, broker non-votes and failures to vote will have the same practical effect as votes “AGAINST” the Trust Agreement Amendment Proposal. Based on 2,545,432 Ordinary Shares outstanding as of October 16, 2026, the affirmative vote of at least 1,654,531 Ordinary Shares would be required.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The Adjournment Proposal will only be put forth for a vote if, based on the tabulated votes, there are not sufficient votes to approve, or the Board determines that additional time is necessary to effectuate, the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board intends to fix the close of business on November 9, 2026 (the “Record Date”) as the date for determining AlphaTime shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. As of October 16, 2026, there were 2,545,432 issued and outstanding Ordinary Shares, consisting of 411,232 Public Shares, 1,725,000 shares held by the Sponsor and the other initial shareholders (the “Founder Shares”) and 409,200 shares included in the Private Placement Units. The Public Shares include 382,091 Public Shares tendered for redemption in connection with the December 5, 2025 extraordinary general meeting at which shareholders approved the HCYC Business Combination, which remain outstanding pending the closing of the HCYC Business Combination and are counted once in the number of outstanding Public Shares. AlphaTime’s warrants and rights do not have voting rights.

You are not being asked to vote on a Business Combination at this time. Our shareholders approved the HCYC Business Combination at an extraordinary general meeting held on December 5, 2025, and we do not expect to hold another shareholder vote or to offer an additional redemption opportunity in connection with the closing of the HCYC Business Combination. Accordingly, if you wish to redeem your Public Shares, you should elect to do so in connection with the Extraordinary General Meeting. If the HCYC Business Combination is not completed and we seek shareholder approval of a different Business Combination, we expect to offer redemption rights in connection with that vote. If we have not consummated a Business Combination by the applicable deadline, we will be required to redeem the Public Shares. There is no guarantee that we will be able to complete the HCYC Business Combination or any other Business Combination before the expiration of the last Extended Date, which will be no later than December 4, 2027.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal (if required) are in the best interests of AlphaTime and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

AlphaTime’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly, of Founder Shares and of Private Placement Units, consisting of 409,200 issued Ordinary Shares and warrants and rights that may become exercisable or convertible in the future. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, AlphaTime urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of AlphaTime Acquisition Corp

Gan Kim Hai

Chief Executive Officer

[●], 2026

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting virtually, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and, if a quorum is present, will have no effect on the outcome of the Extension Amendment Proposal or the Adjournment Proposal but will have the same effect as a vote “AGAINST” the Trust Agreement Amendment Proposal. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote virtually, you may withdraw your proxy and vote virtually.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, PUBLIC WARRANTS, AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY [●] EASTERN TIME ON NOVEMBER 30, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on December 2, 2026. This notice of meeting and the accompanying Proxy Statement are being made available on or about [●], 2026, at [●].

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF ALPHATIME ACQUISITION CORP

TO BE HELD ON DECEMBER 2, 2026

To the Shareholders of AlphaTime Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of the shareholders of AlphaTime Acquisition Corp, a Cayman Islands exempted company (the “Company,” “AlphaTime,” “we,” “us” or “our”), will be held on December 2, 2026 at 9:00 a.m. Eastern Time, in a virtual-only format via live webcast at https://edge.media-server.com/mmc/p/aynd8tkn. There will be no physical location for shareholders to attend the Extraordinary General Meeting.

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if thought fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated [●], 2026 and is first being mailed to shareholders on or about that date:

Proposal No. 1—Extension Amendment Proposal— To resolve as a special resolution, that the amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025, as further amended by that certain amendment dated March 27, 2026 (as amended, the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from December 4, 2026 (the “Termination Date”), each by an additional one (1) month (each an “Extension”), with each Extension to be separately approved by the Board at the request of the Sponsor and funded by a deposit of $5,000 into the Trust Account, for a total of up to twelve (12) months after the Termination Date (ending no later than December 4, 2027), assuming a Business Combination has not occurred, be adopted with immediate effect.

Proposal No. 2—Trust Agreement Amendment Proposal—To resolve that AlphaTime’s investment management trust agreement, dated as of December 30, 2022 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the termination date from December 4, 2026 up to twelve (12) times for an additional one (1) month each time up to December 4, 2027 subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and depositing into the trust account (the “Trust Account”), for each one-month extension, $5,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until December 4, 2027 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal— To approve as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment (the “Adjournment Proposals”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension and Extension Amendment. Pursuant to the Existing Charter, we may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the board of directors (the “Board”). Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AlphaTime additional time and flexibility to complete our previously announced Business Combination.

On January 5, 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group. However, there can be no guarantee the business combination with AlphaTime and HCYC Group will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaTime additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaTime shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaTime liquidated on the Termination Date and (ii) allow those AlphaTime shareholders who wish for AlphaTime to continue its search for a Business Combination to remain shareholders. The Existing Charter and the Trust Agreement permitted up to eight (8) separately approved and funded one-month extensions of the Company’s deadline to consummate a Business Combination from April 4, 2026 through December 4, 2026, each requiring a deposit of $15,000 into the Trust Account. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting. As a result, one or more of those extensions may not have been validly effected, the Company’s deadline to consummate a Business Combination may have passed, and obligations to redeem the Public Shares and wind up the Company may have arisen. See “Prior Extension Payments.” The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, the Company may, by resolution of the Board at the request of the Sponsor, extend the period of time to consummate a business combination up to eight (8) times, by one (1) month each time, from April 4, 2026 to no later than December 4, 2026, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, depositing $15,000 into the Trust Account for each such one-month extension. The Existing Charter does not permit any extension beyond December 4, 2026. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting, and the Company’s deadline to consummate a Business Combination may have passed. See “Prior Extension Payments.” If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, extend the Termination Date up to twelve (12) times by an additional one (1) month each time, ending no later than December 4, 2027, subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and the Sponsor or its affiliates or designees depositing $5,000 into the Trust Account for each one-month Extension two (2) days prior to the commencement of such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination by the last Extended Date for which an Extension has been validly approved by the Board and funded in accordance with the Existing Charter, as amended, and the Trust Agreement, as amended (and in any event no later than December 4, 2027), we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of the then-outstanding Public Shares (the Company’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”), included in the units sold in the Company’s initial public offering being referred to as the “Public Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants and rights will expire and be worthless.

The Company currently expects that HCYC Group will fund the first $5,000 Extension Payment if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. Each subsequent Extension will occur only if it is separately approved by the Board and funded. The promissory note described above would be issued to the Sponsor only in respect of an Extension Payment funded by the Sponsor. Under Section 1(m) of the Trust Agreement, which is not being amended by the Trust Agreement Amendment, the Trustee must receive the Company’s extension letter at least five (5) business days prior to the applicable deadline. That requirement is separate from any notice from the Sponsor of its wish for the Company to effect an Extension. The unpaid extension payments described under “Prior Extension Payments” are separate from the Extension Payments under the proposed Extension Amendment and Trust Agreement Amendment, and there is currently no plan to fund those unpaid amounts.

As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $[●] (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date (including interest not previously released to AlphaTime to pay its taxes), divided by the total number of then outstanding Public Shares. The Public Shares were delisted from the Nasdaq Capital Market (“Nasdaq”) and have not traded on Nasdaq since December 9, 2025. AlphaTime cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. AlphaTime believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if AlphaTime does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares, Public Warrants, and Public Rights (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaTime redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to [●], Eastern Time, on November 30, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. As of October 16, 2026, the Company had 2,545,432 Ordinary Shares outstanding, of which 2,134,200 Ordinary Shares (consisting of 1,725,000 Founder Shares and 409,200 shares included in the Private Placement Units) were held by the Sponsor and the other initial shareholders.

Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Abstentions, broker non-votes and failures to vote will have the same practical effect as votes “AGAINST” the Trust Agreement Amendment Proposal. Based on 2,545,432 Ordinary Shares outstanding as of October 16, 2026, the affirmative vote of at least 1,654,531 Ordinary Shares would be required.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting, or any adjournment thereof, vote on such matter. The Adjournment Proposal will only be put forth for a vote if, based on the tabulated votes, there are not sufficient votes to approve, or the Board determines that additional time is necessary to effectuate, the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board intends to fix the close of business on November 9, 2026 as the record date (the “Record Date”) for the Extraordinary General Meeting. Record holders of Ordinary Shares at the close of business on the Record Date will be entitled to vote or have their votes cast at the Extraordinary General Meeting. As of October 16, 2026, there were 2,545,432 issued and outstanding Ordinary Shares, consisting of 411,232 Public Shares, 1,725,000 Founder Shares and 409,200 shares included in the Private Placement Units. AlphaTime’s warrants and rights do not have voting rights.

This Proxy Statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting virtually, AlphaTime urges you to read this material carefully and vote your shares.

This Proxy Statement is dated [●], 2026 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of AlphaTime Acquisition Corp

Gan Kim Hai
Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect AlphaTime’s current views with respect to, among other things, its capital resources and results of operations. Likewise, AlphaTime’s financial statements and all of AlphaTime’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect AlphaTime’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. AlphaTime does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	AlphaTime’s ability to complete a Business Combination, including approval by the shareholders of AlphaTime;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of AlphaTime;

●	the use of funds not held in the Trust Account or available to AlphaTime from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect AlphaTime’s good faith beliefs, they are not guarantees of future performance. AlphaTime disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause AlphaTime’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in this Proxy Statement and in AlphaTime’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 15, 2025, and in other reports AlphaTime filed with the SEC, including AlphaTime’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2025, filed with the SEC on May 20, 2025, June 30, 2025, filed with the SEC on August 12, 2025, and September 30, 2025, filed with the SEC on November 18, 2025. AlphaTime has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2025 or its subsequent Quarterly Reports on Form 10-Q. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to AlphaTime.

1

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this Proxy Statement?

A.	AlphaTime is a blank check company incorporated under the laws of the Cayman Islands on September 15, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaTime’s registration statement on Form S-1 (File No. 333-268696) for AlphaTime’s IPO was declared effective by the SEC on December 30, 2022. On January 4, 2023, AlphaTime consummated its IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”), one redeemable warrant (the “Public Warrants”), and one right (the “Public Rights”), with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On January 6, 2023, Chardan Capital Markets, LLC exercised its over-allotment option (the “Overallotment”), which subsequently closed on January 9, 2023, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 370,500 private units to the Sponsor (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,705,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 38,700 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating additional gross proceeds to the Company of $387,000. Transaction costs amounted to $4,892,699 consisting of $1,612,500 of underwriting discount, $2,415,000 of deferred underwriting commission and $865,199 of other offering costs.

An aggregate of $70,242,000 of the net proceeds from AlphaTime’s IPO and sale of the Private Placement Units were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

On September 27, 2023, AlphaTime notified the trustee of the Company’s Trust Account that it was extending the time available to the Company to consummate a Business Combination from October 4, 2023, to January 4, 2024. The extension was the first of up to three (3) three-month extensions permitted under the Company’s Existing Charter. In connection with such extension, the Sponsor deposited an aggregate of $690,000 into the Trust Account, on behalf of the Company on September 27, 2023.

At an extraordinary general meeting of shareholders held on December 28, 2023 (the “Meeting”), the Company adopted the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Third Amended and Restated Memorandum and Articles of Association”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024 (the “Termination Date”) up to ten (10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each an “Extension”) up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its Initial Public Offering for a total of twelve (12) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 30, 2022, with Equiniti Trust Company, LLC (as amended, the “Trust Agreement”). Pursuant to the Trust Agreement Amendment, the Company was permitted to extend the date by which it had to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

2

In connection with the shareholders’ vote at the Meeting, holders of 2,160,774 ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $23,302,146 (approximately $10.78 per share) was removed from the Trust Account to pay such holders and approximately $51,108,602 remained in the Trust Account. Following the Redemption, the Company had 6,873,426 ordinary shares outstanding.

On January 5, 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group. However, there can be no guarantee the business combination with AlphaTime and HCYC Group will be consummated. On September 14, 2025, the Company entered into securities purchase agreements with certain accredited investors contemplating a private placement of an aggregate of $11.5 million, consisting of 1,150,000 Ordinary Shares at $10.00 per share and warrants to purchase up to 2,300,000 Ordinary Shares at an exercise price of $10.00 per share, which is expected to close substantially concurrently with the closing of the HCYC Business Combination. The private placement has not closed, there is no assurance that it will close, its proceeds are not available to fund the Company’s current operations or any Extension Payment, and the securities to be issued in it are not outstanding and are not entitled to vote at the Extraordinary General Meeting.

At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Third Amended and Restated Memorandum and Articles of Association (the “Amendment”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2025 (the “Termination Date”) up to nine (9) times, each comprised of one month each (each an “Extension”) up to October 4, 2025 (i.e., for a period of time ending up to 33 months after the consummation of its Initial Public Offering for a total of nine (9) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Second Trust Agreement Amendment”) to the Trust Agreement. Pursuant to the Second Trust Agreement Amendment, the Company was permitted to extend the date by which it had to complete a business combination from the Termination Date up to nine (9) times, each comprised of one month each from the Termination Date, or extended date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account an Extension Payment of $55,000 per one-month extension until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the Second Meeting, holders of 3,403,976 Ordinary Shares of the Company exercised their right to redeem such shares (the “Second Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, AlphaTime had 3,469,450 Ordinary Shares outstanding.

At the extraordinary general meeting of AlphaTime shareholders on October 1, 2025 (the “Third Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from October 4, 2025 up to three (3) times, each comprised of one month each up to January 4, 2026.

In connection with the shareholders’ vote at the Third Meeting, the holders of 917,814 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Third Redemption”). As a result, approximately $11,362,537 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,731,867 remained in the Trust Account. Following the aforementioned Third Redemption, AlphaTime had 2,551,636 ATMC Ordinary Shares outstanding. The Company also entered into a third amendment to the Investment Management Trust Agreement (the “Third Trust Agreement Amendment”). Pursuant to the Third Trust Agreement Amendment, the Company was permitted to extend the date by which it had to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to January 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until January 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

3

At the extraordinary general meeting of AlphaTime shareholders on December 16, 2025 (the “Fourth Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from January 4, 2026 up to three (3) times, each comprised of one month each up to April 4, 2026.

In connection with the shareholders’ vote at the Fourth Meeting, the holders of 69 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Fourth Redemption”). The Company’s Current Report on Form 8-K filed December 23, 2025 estimated that approximately $854.22 (approximately $12.38 per share) would be removed from the Trust Account to pay such holders. In January 2026, the redeeming holders were paid an aggregate of $889.39 (approximately $12.89 per share) from the Trust Account. Following the Fourth Redemption, AlphaTime had 2,551,567 ATMC Ordinary Shares outstanding. The Company also entered into a fourth amendment to the Investment Management Trust Agreement (the “Fourth Trust Agreement Amendment”). Pursuant to the Fourth Trust Agreement Amendment, the Company was permitted to extend the date by which it had to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to April 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $1 until April 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

At the extraordinary general meeting of AlphaTime shareholders on March 27, 2026 (the “Fifth Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles permitting up to eight (8) separately approved and funded one-month extensions of the date by which AlphaTime must consummate a business combination from April 4, 2026 through December 4, 2026, and entered into a fifth amendment to the Investment Management Trust Agreement providing for an extension payment of $15,000 for each monthly extension. No monthly extension payments were deposited after the Fifth Meeting, and as of November 3, 2026, an aggregate of $670,144 in required extension payments remained unpaid, including amounts relating to extensions before the March 27, 2026 extraordinary general meeting, and there is currently no plan to fund those amounts. See “Prior Extension Payments.” In connection with the Fifth Meeting, the holders of 6,135 ATMC Ordinary Shares exercised their right to redeem such shares. The Company’s Current Report on Form 8-K filed April 2, 2026 estimated that approximately $79,480.65 (approximately $12.96 per share) would be removed from the Trust Account and approximately $4,762,484.24 would remain in the Trust Account. For the quarter ended June 30, 2026, the redeeming holders were paid an aggregate of $79,701.15 (approximately $12.99 per share) from the Trust Account in April 2026, and an aggregate of 6,204 Ordinary Shares were redeemed during the six months ended June 30, 2026 for an aggregate of $80,590.54. Following such redemptions, AlphaTime had 2,545,432 ATMC Ordinary Shares outstanding.

The Existing Charter and the Trust Agreement permitted up to eight (8) separately approved and funded one-month extensions of the Company’s deadline to consummate a Business Combination from April 4, 2026 through December 4, 2026, each requiring a deposit of $15,000 into the Trust Account. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting. As a result, one or more of those extensions may not have been validly effected, the Company’s deadline to consummate a Business Combination may have passed, and obligations to redeem the Public Shares and wind up the Company may have arisen. See “Prior Extension Payments.” The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

4

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on December 2, 2026, at 9:00 a.m. Eastern Time in a virtual-only format via live webcast by visiting https://edge.media-server.com/mmc/p/aynd8tkn and entering the voter control number included on your proxy card. There will be no physical location for shareholders to attend the Extraordinary General Meeting.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	Any registered shareholder at the Record Date wishing to attend the Extraordinary General Meeting virtually should register for the Extraordinary General Meeting at www.[●]. You can virtually attend the Extraordinary General Meeting via the internet by visiting https://edge.media-server.com/mmc/p/aynd8tkn and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	AlphaTime shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025, as further amended by that certain amendment dated March 27, 2026 (as amended, the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from December 4, 2026 (the “Termination Date”), each by an additional one (1) month (each an “Extension”), with each Extension to be separately approved by the Board at the request of the Sponsor and funded by a deposit of $5,000 into the Trust Account, for a total of up to twelve (12) months after the Termination Date (ending no later than December 4, 2027), assuming a Business Combination has not occurred;

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend AlphaTime’s investment management trust agreement, dated as of December 30, 2022, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company) (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to December 4, 2027 (the “Trust Agreement Amendment”) subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and depositing into the trust account (the “Trust Account”) $5,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until December 4, 2027 (assuming a Business Combination has not occurred), with any promissory note issued to the Sponsor in respect of an Extension Payment funded by the Sponsor to be non-interest bearing, unsecured and payable upon the consummation of a Business Combination;

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension.

Q.	Are the proposals conditioned on one another?

A.	Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment and Extension. In addition, because the Trust Agreement Amendment would amend and restate Section 1(i) of the Trust Agreement, Section 6(c) of the Trust Agreement requires the prior written consent of Chardan Capital Markets, LLC (“Chardan”) to the Trust Agreement Amendment, separately from the shareholder approval described in this Proxy Statement. AlphaTime will not enter into the Trust Agreement Amendment or implement the Extension unless Chardan’s prior written consent has been obtained, and there can be no assurance that such consent will be obtained. Pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

5

If the Extension and Extension Amendment are implemented and one or more AlphaTime shareholders elect to redeem their Public Shares, AlphaTime will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for AlphaTime’s use in connection with consummating a Business Combination on or before the expiration of the last Extended Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and all of AlphaTime’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 1,725,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaTime’s warrants and rights, which will expire worthless in the event AlphaTime dissolves and liquidates the Trust Account.

The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q.	Why is AlphaTime proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combinations(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow AlphaTime additional time and flexibility to complete our previously announced Business Combination. On January 5, 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group. However, there can be no guarantee the business combination with AlphaTime and HCYC Group will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow AlphaTime additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those AlphaTime shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if AlphaTime liquidated on the Termination Date and (ii) allow those AlphaTime shareholders who wish for AlphaTime to continue its search for a Business Combination to remain shareholders.

The Existing Charter and the Trust Agreement permitted up to eight (8) separately approved and funded one-month extensions of the Company’s deadline to consummate a Business Combination from April 4, 2026 through December 4, 2026, each requiring a deposit of $15,000 into the Trust Account. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting. As a result, one or more of those extensions may not have been validly effected, the Company’s deadline to consummate a Business Combination may have passed, and obligations to redeem the Public Shares and wind up the Company may have arisen. See “Prior Extension Payments.” The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

6

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by AlphaTime shareholders, AlphaTime may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension and Extension Amendment, or to otherwise provide additional time to effectuate the Extension and Extension Amendment. If the Adjournment Proposal is not approved by AlphaTime shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. Our shareholders approved the HCYC Business Combination at an extraordinary general meeting held on December 5, 2025, and we do not expect to hold another shareholder vote or to offer an additional redemption opportunity in connection with the closing of the HCYC Business Combination. Accordingly, if you wish to redeem your Public Shares, you should elect to do so in connection with the Extraordinary General Meeting. If the HCYC Business Combination is not completed and we seek shareholder approval of a different Business Combination, we expect to offer redemption rights in connection with that vote. If we have not consummated a Business Combination by the applicable deadline, we will be required to redeem the Public Shares. There is no guarantee that we will be able to complete the HCYC Business Combination or any other Business Combination before the last Extended Date, which will be no later than December 4, 2027.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and, if a quorum is present, will have no effect on the outcome of the Extension Amendment Proposal or the Adjournment Proposal but will have the same effect as a vote “AGAINST” the Trust Agreement Amendment Proposal. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote virtually, you may withdraw your proxy and vote virtually.

7

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	AlphaTime believes its shareholders will benefit from AlphaTime consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from December 4, 2026, up to twelve (12) times for an additional one (1) month each time up to December 4, 2027. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, the Company may, by resolution of the Board at the request of the Sponsor, extend the period of time to consummate a business combination up to eight (8) times, by one (1) month each time, from April 4, 2026 to no later than December 4, 2026, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, depositing $15,000 into the Trust Account for each such one-month extension. The Existing Charter does not permit any extension beyond December 4, 2026. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting, and the Company’s deadline to consummate a Business Combination may have passed. See “Prior Extension Payments.” If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, extend the Termination Date up to twelve (12) times by an additional one (1) month each time, ending no later than December 4, 2027, subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and the Sponsor or its affiliates or designees depositing $5,000 into the Trust Account for each one-month Extension two (2) days prior to the commencement of such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination by the last Extended Date for which an Extension has been validly approved by the Board and funded in accordance with the Existing Charter, as amended, and the Trust Agreement, as amended (and in any event no later than December 4, 2027), we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to US$100,000 of interests to pay dissolution expenses) and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants and rights will expire and be worthless.

The Company currently expects that HCYC Group will fund the first $5,000 Extension Payment if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. Each subsequent Extension will occur only if it is separately approved by the Board and funded. The promissory note described above would be issued to the Sponsor only in respect of an Extension Payment funded by the Sponsor. Under Section 1(m) of the Trust Agreement, which is not being amended by the Trust Agreement Amendment, the Trustee must receive the Company’s extension letter at least five (5) business days prior to the applicable deadline. That requirement is separate from any notice from the Sponsor of its wish for the Company to effect an Extension. The unpaid extension payments described under “Prior Extension Payments” are separate from the Extension Payments under the proposed Extension Amendment and Trust Agreement Amendment, and there is currently no plan to fund those unpaid amounts.

Prior Extension Payments. At the extraordinary general meeting held on March 27, 2026, the Company’s shareholders adopted an amendment to the Existing Charter, and the Company and the Trustee entered into Amendment No. 5 to the Trust Agreement. The resolution adopted at that meeting, as filed in the Cayman Islands on April 2, 2026, provides for an initial deadline of April 4, 2026 and permits up to eight (8) separately approved and funded one-month extensions through December 4, 2026. Amendment No. 5 to the Trust Agreement also measures the extensions from April 4, 2026 and requires a deposit of $15,000 into the Trust Account for each monthly extension. The form of charter amendment filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2026 instead measures the extensions from December 4, 2026. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting. As of November 3, 2026, an aggregate of $670,144 in required extension payments remained unpaid, including amounts relating to extensions before the March 27, 2026 extraordinary general meeting, and there is currently no plan to fund those amounts. These amounts have not earned interest in the Trust Account and are excluded from the funds available for redemption. The Company’s draft financial statements, which have not been filed with the SEC or audited or reviewed by the Company’s independent registered public accounting firm, reflected required extension payments that had not been deposited into the Trust Account in an aggregate amount of approximately $610,144 as of June 30, 2026. Because the required extension payments were not deposited, one or more of the extensions may not have been validly effected, the Company’s deadline to consummate a Business Combination may have passed, and obligations to redeem the Public Shares and wind up the Company may have arisen. The unpaid extension payments are separate from, and would not be satisfied by, any $5,000 Extension Payment made under the proposed Extension Amendment and Trust Agreement Amendment. See “Risk Factors—Required extension payments under the Existing Charter and the Trust Agreement have not been fully deposited into the Trust Account.”

First Extension. Because the Extraordinary General Meeting will be held on December 2, 2026 and the first Extension under the proposed Extension Amendment would commence on December 4, 2026, the extension letter for the first Extension would need to be received by the Trustee in accordance with Section 1(m) of the Trust Agreement before shareholders vote on the proposals, and the first $5,000 Extension Payment would need to be deposited into the Trust Account two (2) days prior to the commencement of the first Extension. If these requirements are not satisfied, the first Extension may not be effected. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will not by itself result in the payment of any unpaid extension payments under the Existing Charter and the Trust Agreement.

8

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.	AlphaTime believes shareholders will benefit from AlphaTime consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which AlphaTime has to complete a business combination until the Extended Date. The Extension would give AlphaTime additional time to complete a Business Combination.

The Board believes that it is in the best interests of AlphaTime shareholders and AlphaTime that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, AlphaTime will have an additional amount of time to consummate a Business Combination. Without the Extension, AlphaTime believes that there is significant risk that AlphaTime will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, AlphaTime would be precluded from completing a Business Combination and would be forced to liquidate even if AlphaTime shareholders are otherwise in favor of consummating a Business Combination.

AlphaTime believes that given AlphaTime’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that AlphaTime is in the best position possible to consummate a Business Combination and that it is in the best interests of AlphaTime shareholders that AlphaTime obtain the Extension as needed. AlphaTime believes a Business Combination will provide significant benefits to its shareholders.

The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by AlphaTime shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Trust Agreement Amendment Proposal or implementation of the Extension and Extension Amendment.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	As of October 16, 2026, the Sponsor, AlphaTime’s directors, officers and initial shareholders and their respective affiliates beneficially owned an aggregate of 2,134,200 Ordinary Shares, representing approximately 83.8% of AlphaTime’s issued and outstanding Ordinary Shares. The Sponsor and its affiliates currently intend to vote their Ordinary Shares in favor of each of the proposals. See “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders.”

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal. As of October 16, 2026, the Sponsor, AlphaTime’s directors, officers and its initial shareholders and their respective affiliates beneficially owned an aggregate of 2,134,200 Ordinary Shares, consisting of 1,725,000 Founder Shares and 409,200 shares included in the Private Placement Units, representing approximately 83.8% of AlphaTime’s issued and outstanding Ordinary Shares. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares. Based on 2,545,432 Ordinary Shares outstanding as of October 16, 2026, the affirmative vote of at least 1,654,531 Ordinary Shares would be required. The Adjournment Proposal will only be put forth for a vote if, based on the tabulated votes, there are not sufficient votes to approve, or the Board determines that additional time is necessary to effectuate, the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

9

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting virtually or by proxy, you may vote “AGAINST” any of the proposals, and your Ordinary Shares will be counted for the purposes of determining whether a quorum is present and whether each such proposal is approved.

Assuming a quorum is present, if you fail to attend the Extraordinary General Meeting virtually or by proxy, or if you attend but “ABSTAIN” or otherwise fail to vote, or if your shares are the subject of a broker non-vote, your Ordinary Shares will have no effect on the outcome of the Extension Amendment Proposal (Proposal 1) or the Adjournment Proposal (Proposal 3), each of which is determined based on votes cast. However, because approval of the Trust Agreement Amendment Proposal (Proposal 2) requires the affirmative vote of at least sixty-five percent (65%) of all outstanding Ordinary Shares, an abstention, broker non-vote or failure to vote will have the same practical effect as a vote “AGAINST” Proposal 2. Separately, shares that are not present in person or by proxy will not be counted toward a quorum; abstentions will be counted as present for quorum purposes. See “What constitutes a quorum at the Extraordinary General Meeting?”

The Adjournment Proposal will be presented for a vote only if, based on the tabulated votes, there are not sufficient votes to approve, or the Board determines that additional time is necessary to effectuate, the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. Accordingly, the Adjournment Proposal may be presented even if both of those proposals receive sufficient votes, if the Board determines that additional time is necessary to implement the Extension.

Q.	What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, AlphaTime may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of AlphaTime waived their rights to participate in any liquidation distribution with respect to the 1,725,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaTime’s warrants and rights, which will expire worthless in the event AlphaTime dissolves and liquidates the Trust Account.

10

Q.	If the Extension Amendment Proposal is approved, what happens next?

A.	If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Board determines to implement the Extension Amendment, the proposed amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto will be adopted and AlphaTime will file it, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Trust Agreement Amendment will be entered into only if Chardan’s prior written consent required by Section 6(c) of the Trust Agreement has been obtained. Adoption of the Extension Amendment will not by itself extend the Termination Date. Each monthly Extension must be separately approved by the Board at the request of the Sponsor and funded by depositing the $5,000 Extension Payment into the Trust Account two (2) days prior to the commencement of such Extension, and the Trustee must receive the Company’s extension letter at least five (5) business days prior to the applicable deadline in accordance with Section 1(m) of the Trust Agreement. December 4, 2027 is the latest possible Extended Date. The applicable deadline will be the last Extended Date for which an Extension has been validly approved and funded, which may be earlier than December 4, 2027. AlphaTime will continue its efforts to consummate a Business Combination before that deadline. Approval of the proposals will not cure or satisfy any unpaid extension payments under the Existing Charter and the Trust Agreement. See “Prior Extension Payments.”

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of AlphaTime held by AlphaTime’s officers, directors, the Sponsor and its affiliates. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Existing Charter and may liquidate on the Termination Date.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	Sending a later-dated, signed proxy card addressed to AlphaTime’s Chief Executive Officer located at AlphaTime Acquisition Corp, 500 5th Avenue, Suite 938, New York, NY 10110 Attn: Gan Kim Hai, so that it is received by AlphaTime’s Secretary or Chief Executive Officer on or before the Extraordinary General Meeting; or

●	attending and voting virtually via the internet during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to AlphaTime’s Chief Executive Officer, which must be received by AlphaTime’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

11

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Share. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not count as votes cast. Abstentions, broker non-votes and failures to vote will have no effect on the outcome of the Extension Amendment Proposal or the Adjournment Proposal, assuming a quorum is present, but will have the same effect as a vote “AGAINST” the Trust Agreement Amendment Proposal.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. AlphaTime believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Assuming a quorum is present, broker non-votes will not count as votes cast and will have no effect on the outcome of the Extension Amendment Proposal or the Adjournment Proposal, but will have the same practical effect as a vote “AGAINST” the Trust Agreement Amendment Proposal, which requires the affirmative vote of at least sixty-five percent (65%) of all outstanding Ordinary Shares. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of AlphaTime shareholders necessary to hold a valid meeting. Our Existing Charter defines a quorum, in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment to the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

Accordingly, Ordinary Shares held by an AlphaTime shareholder who neither attends the Extraordinary General Meeting in person (including virtually) nor is represented by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Ordinary Shares held by a shareholder who is present in person (including virtually) or represented by proxy and abstains from voting will be counted as present for purposes of establishing a quorum.

12

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on November 9, 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting Virtually at the Meeting. If you are a holder of record of Ordinary Shares on the Record Date, you may attend and vote at the Extraordinary General Meeting virtually via live webcast at https://edge.media-server.com/mmc/p/aynd8tkn by entering the voter control number included on your proxy card. The Extraordinary General Meeting will not be held at a physical location.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on [●], 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting [●] and entering the voter control number included on your proxy card.

13

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal the Board has determined that each proposal is in the best interests of AlphaTime and its shareholders. The Board recommends that AlphaTime shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal, if presented.

Q.	What interests do AlphaTime’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.	AlphaTime’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly, of Founder Shares and of Private Placement Units, consisting of 409,200 issued Ordinary Shares and warrants and rights that may become exercisable or convertible in the future. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” in this Proxy Statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to AlphaTime shareholders in connection with the Extension Amendment Proposal.

Q.	How are the funds in the Trust Account currently being held?

A.	The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

14

Q.	If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.	No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.	If I own Public Rights, can I exercise redemption rights with respect to my Public Rights?

A.	No. The holders of Public Rights have no redemption rights with respect to such Public Rights.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares, Public Rights, and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares, Public Rights, and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares, Public Rights, and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, AlphaTime shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaTime to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 30, 2022, filed in connection with the IPO. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

15

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares, Public Rights, and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaTime redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to [●], Eastern Time, on November 30, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaTime’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaTime requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AlphaTime’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaTime’s transfer agent will need to act to facilitate the request. It is AlphaTime’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because AlphaTime does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaTime’s consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaTime shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

16

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	AlphaTime will pay the cost of soliciting proxies for the Extraordinary General Meeting. AlphaTime has engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaTime will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of AlphaTime may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

AlphaTime Acquisition Corp

500 5th Avenue, Suite 938

New York, NY 10110

Tel: (347) 627-0058

You may also contact the proxy solicitor for AlphaTime at:

D.F. King & Co., Inc.

28 Liberty Street, Floor 53

New York, New York 10005

Banks and Brokers Call: (646) 582-2896

Call Toll-Free: (866) 342-4884

Email: ATMC@dfking.com

To obtain timely delivery, AlphaTime shareholders must request the materials no later than [●], 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about AlphaTime from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before [●] Eastern Time on November 30, 2026 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Equiniti Trust Company, LLC

6201 12th Avenue

New York, NY 11219

Attn: SPACSUPPORT

Email: SPACSUPPORT@equiniti.com

17

EXTRAORDINARY GENERAL MEETING OF ALPHATIME

This Proxy Statement is being provided to AlphaTime shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of AlphaTime shareholders to be held on December 2, 2026, and at any adjournment thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about [●], 2026 to all shareholders of record of AlphaTime as of November 9, 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9:00 a.m. Eastern Time on December 2, 2026, in a virtual-only format via live webcast by visiting https://edge.media-server.com/mmc/p/aynd8tkn and entering the voter control number included on your proxy card. There will be no physical location for shareholders to attend the Extraordinary General Meeting. The Extraordinary General Meeting may be held at such other date and time to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, AlphaTime shareholders will consider and vote on the following proposals:

●	Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025, as further amended by that certain amendment dated March 27, 2026 (as amended, the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from December 4, 2026 (the “Termination Date”), each by an additional one (1) month (each an “Extension”), with each Extension to be separately approved by the Board at the request of the Sponsor and funded by a deposit of $5,000 into the Trust Account, for a total of up to twelve (12) months after the Termination Date (ending no later than December 4, 2027), assuming a Business Combination has not occurred.

●	Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend AlphaTime’s investment management trust agreement, dated as of December 30, 2022, (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to December 4, 2027 (the “Trust Agreement Amendment”) subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and depositing into the Trust Account $5,000 per one-month extension two (2) days prior to such Extension for each Extension until December 4, 2027 (assuming a Business Combination has not occurred), with any promissory note issued to the Sponsor in respect of an Extension Payment funded by the Sponsor to be non-interest bearing, unsecured and payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”);

●	Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension and Extension Amendment.

18

Voting Power; Record Date

As a shareholder of AlphaTime, you have a right to vote on certain matters affecting AlphaTime. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on November 9, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. As of October 16, 2026, there were 2,545,432 issued and outstanding Ordinary Shares, of which 411,232 were Public Shares, 1,725,000 were Founder Shares and 409,200 were shares included in the Private Placement Units held by the Sponsor.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and, if a quorum is present, will have no effect on the outcome of the Extension Amendment Proposal or the Adjournment Proposal but will have the same effect as a vote “AGAINST” the Trust Agreement Amendment Proposal. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote virtually, you may withdraw your proxy and vote virtually.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

As of October 16, 2026, the Sponsor, AlphaTime’s directors, officers and its initial shareholders and their respective affiliates beneficially owned an aggregate of 2,134,200 Ordinary Shares, consisting of 1,725,000 Founder Shares and 409,200 shares included in the Private Placement Units, representing approximately 83.8% of AlphaTime’s issued and outstanding Ordinary Shares. The Sponsor and its affiliates currently intend to vote their Ordinary Shares in favor of each of the proposals. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares, or 1,654,531 Ordinary Shares based on the Ordinary Shares outstanding as of October 16, 2026. The Adjournment Proposal will only be put forth for a vote if, based on the tabulated votes, there are not sufficient votes to approve, or the Board determines that additional time is necessary to effectuate, the Extension Amendment Proposal and Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that AlphaTime will not be able to complete its initial Business Combination on or before the Termination Date, or by the last validly approved and funded Extended Date, which will be no later than December 4, 2027, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If AlphaTime fails to complete its initial Business Combination on or before the Termination Date, or by the last validly approved and funded Extended Date, which will be no later than December 4, 2027, if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, AlphaTime will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

19

Voting Your Shares—Shareholders of Record

If you are an AlphaTime shareholder of record, you may vote virtually at the Extraordinary General Meeting, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting Virtually at the Meeting. If you are a holder of record of Ordinary Shares on the Record Date, you may attend and vote at the Extraordinary General Meeting virtually via live webcast at https://edge.media-server.com/mmc/p/aynd8tkn by entering the voter control number included on your proxy card. The Extraordinary General Meeting will not be held at a physical location.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by [●], New York Time, on [●], 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting [●] and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from AlphaTime. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Equiniti Trust Company, LLC. Written requests can be mailed to:

Equiniti Trust Company, LLC

6201 12th Avenue

New York, NY 11219

Attn: SPACSUPPORT

Email: SPACSUPPORT@equiniti.com

20

Requests for registration must be labeled as “Legal Proxy” and be received no later than [●], New York Time, on [●], 2026.

You will receive a confirmation of your registration by email after AlphaTime receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting https://edge.media-server.com/mmc/p/aynd8tkn and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. AlphaTime encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 9:00 a.m. Eastern Time, on December 2, 2026, in a virtual-only format via live webcast at https://edge.media-server.com/mmc/p/aynd8tkn. There will be no physical location for shareholders to attend the Extraordinary General Meeting. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify AlphaTime’s Chief Executive Officer in writing to AlphaTime Acquisition Corp, 500 5th Avenue, Suite 938, New York, NY 10110, Attention: Gan Kim Hai before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call D.F. King, AlphaTime’s proxy solicitor toll-free at (866) 342-4884 or via email at ATMC@dfking.com.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaTime to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 30, 2022, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

21

The deadline for submitting a redemption request and delivering Public Shares to the transfer agent is [●] Eastern Time on November 30, 2026. That deadline is separate from the date on which the redemption price is determined. Under Article 37.9 of the Existing Charter, the per-share redemption price will equal the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaTime to pay its taxes, divided by the number of Public Shares then in issue, calculated as of [●]. Extension payments that have not been deposited into the Trust Account at that time will not be included in the redemption price. For illustrative purposes only, based on the amount on deposit in the Trust Account as of October 31, 2026 of approximately $4,862,193.17 and 411,232 Public Shares outstanding as of October 16, 2026, the per-share redemption price would have been approximately $11.82. The actual per-share redemption price will depend on the funds in the Trust Account and the number of Public Shares outstanding at the time the redemption price is determined and may differ from this illustrative amount.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension and Extension Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares, Public Rights, and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaTime redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to [●], Eastern Time, on November 30, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaTime’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaTime requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AlphaTime’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaTime’s transfer agent will need to act to facilitate the request. It is AlphaTime’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because AlphaTime does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaTime’s consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

22

AlphaTime shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved and the Extension and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[●] as of the Record Date. Prior to their exercising redemption rights, AlphaTime shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of AlphaTime, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension and Extension Amendment implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of AlphaTime’s warrants and rights will expire worthless.

Appraisal Rights

There are no appraisal rights available to AlphaTime shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs

AlphaTime is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. AlphaTime has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Extraordinary General Meeting. AlphaTime has agreed to pay D.F. King a fee of $9,000, plus disbursements, and will reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. AlphaTime and its directors, officers and employees may also solicit proxies on the internet. AlphaTime will ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

23

AlphaTime will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. AlphaTime will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to AlphaTime shareholders. Directors, officers and employees of AlphaTime who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. AlphaTime’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding AlphaTime Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and AlphaTime’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.0145 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares.

●

Simultaneously with the closing of the IPO, the Company consummated the sale of 370,500 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor, generating total gross proceeds of $3,705,000. On January 6, 2023, and effective January 9, 2023, the underwriters in the IPO purchased an additional 900,000 Units to exercise its over-allotment option in full at a purchase price of $10.00 per Unit, generating gross proceeds of $9,000,000. Simultaneously with the closing of the full exercise of the over-allotment option, the Company completed the private sale of an aggregate of 38,700 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds of $387,000. The Private Placement Units and Class A ordinary shares underlying the Private Placement Units will become worthless if AlphaTime does not consummate a business combination by the Termination Date or such later date that may be approved by AlphaTime shareholders in accordance with the Existing Charter.

As of June 30, 2026, $892,301 was due to HCYC and $2,191,528 was due to related parties, including $1,262,500 outstanding under non-interest bearing promissory notes issued to the Sponsor. The promissory notes issued to the Sponsor are repayable upon the consummation of a Business Combination. As of November 3, 2026, an aggregate of $670,144 in required extension payments under the Existing Charter and the Trust Agreement had not been deposited into the Trust Account, including amounts relating to extensions before the March 27, 2026 extraordinary general meeting.

●	The Sponsor and AlphaTime’s directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as approximately $0.0145 per share, the aggregate market value of the Founder Shares alone would be approximately equal to the initial investment in the Company by the Sponsor and AlphaTime’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

24

●	With certain limited exceptions, 50% of the Founder Shares and Private Placement Units (and underlying securities) will not be transferable, assignable by our founders until the earlier to occur of: (A) six months after the date of the consummation of our Business Combination, or (B) the date on which the closing price of our Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our Business Combination and the remaining 50% of the Founder Shares and Private Placement Units (and underlying securities) may not be transferred, assigned or sold until six months after the date of the consummation of our Business Combination, or earlier, in either case, if, subsequent to our Business Combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. The Sponsor and AlphaTime’s directors and officers own the Private Placement Units. If the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Termination Date, the securities underlying the Private Placement Units will be worthless.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.18 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with AlphaTime but were not offered due to a AlphaTime director’s duties to another entity. AlphaTime does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and AlphaTime consummates an initial Business Combination, the officers and directors of AlphaTime may have additional interests as described in the Proxy Statement/prospectus for such transaction.

25

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

AlphaTime is a blank check company incorporated under the laws of the Cayman Islands on September 15, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. AlphaTime has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On January 4, 2023, AlphaTime consummated its IPO of 6,000,000 Units. Each Unit consists of one Ordinary Share, par value $0.0001 per share, one Public Warrant, and one Public Right, with each Public Right entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial Business Combination, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. On January 6, 2023, Chardan Capital Markets, LLC exercised its over-allotment option, which subsequently closed on January 9, 2023, to purchase an additional 900,000 Units at a public offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $9,000,000.

Simultaneously with the closing of the IPO, the Company completed the sale of 370,500 private units to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,705,000. Simultaneously with the closing of the Overallotment, the Company completed the private sale of an additional 38,700 Private Placement Units, at a purchase price of $10.00 per Private Placement Unit, generating additional gross proceeds to the Company of $387,000. Transaction costs amounted to $4,892,699 consisting of $1,612,500 of underwriting discount, $2,415,000 of deferred underwriting commission and $865,199 of other offering costs.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

On September 27, 2023, AlphaTime notified the trustee of the Company’s Trust Account that it was extending the time available to the Company to consummate a Business Combination from October 4, 2023, to January 4, 2024. The extension was the first of up to three (3) three-month extensions permitted under the Company’s then-existing governing documents. In connection with such extension, the Sponsor deposited an aggregate of $690,000 into the Trust Account, on behalf of the Company on September 27, 2023.

At an extraordinary general meeting of shareholders held on December 28, 2023 (the “Meeting”), the Company adopted the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Third Amended and Restated Memorandum and Articles of Association”) reflecting the extension of the date by which the Company must consummate a business combination from January 4, 2024 (the “Termination Date”) up to ten (10) times, the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each (each an “Extension”) up to January 4, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its Initial Public Offering for a total of twelve (12) months after the Termination Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 30, 2022, with Equiniti Trust Company, LLC (as amended, the “Trust Agreement”). Pursuant to the Trust Agreement Amendment, the Company was permitted to extend the date by which it had to complete a business combination from the Termination Date up to ten (10) times, with the first extension comprised of three months, and the subsequent nine (9) extensions comprised of one month each from the Termination Date, or extended date, as applicable, to January 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Termination Date, or extended date, and depositing into the Trust Account $55,000 for each monthly extension (the “Extension Payment”) until January 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

26

At an extraordinary general meeting of shareholders held on December 20, 2024 (the “Second Meeting”), the Company adopted an amendment to the Third Amended and Restated Memorandum and Articles of Association (the “Second Amendment”) reflecting the extension of the date by which the Company must consummate a business combination from the Extended Date up to nine (9) times, each comprised of one month each (each an “Extension”) up to January 4, 2026 (i.e., for a period of time ending up to 33 months after the consummation of its Initial Public Offering for a total of nine (9) months after the Extended Date (assuming a business combination has not occurred). The Company also entered into an amendment (the “Second Trust Agreement Amendment”) to the Trust Agreement. Pursuant to the Second Trust Agreement Amendment, the Company was permitted to extend the date by which it had to complete a business combination from the Extended Date up to nine (9) times, each comprised of one month each from the Extended Date, as applicable, to October 4, 2025 by providing five days’ advance notice to the trustee prior to the applicable Extended Date, and depositing into the Trust Account an Extension Payment of $55,000 until October 4, 2025 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

In connection with the shareholders’ vote at the Second Meeting, holders of 3,403,976 Ordinary Shares of the Company exercised their right to redeem such shares (the “Second Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $38,852,320.60 (approximately $11.41 per share) was removed from the Trust Account to pay such holders and approximately $15,240,284 remained in the Trust Account. Following the aforementioned Second Redemption, AlphaTime had 3,469,450 Ordinary Shares outstanding.

At the extraordinary general meeting of AlphaTime shareholders on October 1, 2025 (the “Third Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from October 4, 2025 up to three (3) times, each comprised of one month each up to January 4, 2026.

In connection with the shareholders’ vote at the Third Meeting, the holders of 917,814 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Third Redemption”). As a result, approximately $11,362,537 (approximately $12.38 per share) was removed from the Trust Account to pay such holders and approximately $4,731,867 remained in the Trust Account. Following the aforementioned Third Redemption, AlphaTime had 2,551,636 ATMC Ordinary Shares outstanding. The Company also entered into a third amendment to the Investment Management Trust Agreement (the “Third Trust Agreement Amendment”). Pursuant to the Third Trust Agreement Amendment, the Company was permitted to extend the date by which it had to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to January 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $55,000 until January 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

At the extraordinary general meeting of AlphaTime shareholders on December 16, 2025 (the “Fourth Meeting”), AlphaTime adopted an amendment to the Existing AlphaTime Articles reflecting the extension of the date by which AlphaTime must consummate a business combination from January 4, 2026 up to three (3) times, each comprised of one month each up to April 4, 2026.

In connection with the shareholders’ vote at the Fourth Meeting, the holders of 69 ATMC Ordinary Shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Fourth Redemption”). The Company’s Current Report on Form 8-K filed December 23, 2025 estimated that approximately $854.22 (approximately $12.38 per share) would be removed from the Trust Account to pay such holders. In January 2026, the redeeming holders were paid an aggregate of $889.39 (approximately $12.89 per share) from the Trust Account. Following the Fourth Redemption, AlphaTime had 2,551,567 ATMC Ordinary Shares outstanding. The Company also entered into a fourth amendment to the Investment Management Trust Agreement (the “Fourth Trust Agreement Amendment”). Pursuant to the Fourth Trust Agreement Amendment, the Company was permitted to extend the date by which it had to complete a business combination from the Termination Date up to three (3) times, each comprised of one month each from the termination date, or extended date, as applicable, to April 4, 2026 by providing five days’ advance notice to the trustee prior to the applicable termination date, or extended date, and depositing into the Trust Account an extension payment of $1 until April 4, 2026 (assuming a business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination.

27

At the extraordinary general meeting of AlphaTime shareholders on March 27, 2026 (the “Fifth Meeting”), AlphaTime’s shareholders adopted an amendment to the Existing AlphaTime Articles permitting AlphaTime, by resolution of the Board at the request of the Sponsor, to extend the date by which AlphaTime must consummate a business combination from April 4, 2026 up to eight (8) times, by one (1) month each time, through December 4, 2026, with each extension to be separately approved and funded by a deposit of $15,000 into the Trust Account. The Company also entered into a fifth amendment to the Investment Management Trust Agreement (the “Fifth Trust Agreement Amendment”) providing for a deposit of $15,000 into the Trust Account for each monthly extension, in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a business combination. The resolution as filed in the Cayman Islands on April 2, 2026 measures the extensions from April 4, 2026, while the form of charter amendment filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2026 measures them from December 4, 2026. No monthly extension payments were deposited into the Trust Account after the Fifth Meeting, and as of November 3, 2026, an aggregate of $670,144 in required extension payments remained unpaid, including amounts relating to extensions before the March 27, 2026 extraordinary general meeting, and there is currently no plan to fund those amounts. As a result, one or more of those extensions may not have been validly effected, the Company’s deadline to consummate a Business Combination may have passed, and obligations to redeem the Public Shares and wind up the Company may have arisen. See “Prior Extension Payments.” These unpaid amounts are separate from the proposed $5,000 Extension Payment for each of up to twelve (12) monthly Extensions through December 4, 2027 under the Extension Amendment and the Trust Agreement Amendment. In connection with the Fifth Meeting, the holders of 6,135 ATMC Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account (the “Fifth Redemption”). The Company’s Current Report on Form 8-K filed April 2, 2026 estimated that approximately $79,480.65 (approximately $12.96 per share) would be removed from the Trust Account to pay such holders and that approximately $4,762,484.24 would remain in the Trust Account. For the quarter ended June 30, 2026, the redeeming holders were paid an aggregate of $79,701.15 (approximately $12.99 per share) from the Trust Account in April 2026, and an aggregate of 6,204 Ordinary Shares were redeemed during the six months ended June 30, 2026 for an aggregate of $80,590.54. Following the Fifth Redemption, AlphaTime had 2,545,432 ATMC Ordinary Shares outstanding.

AlphaTime is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from December 4, 2026 up to twelve (12) times for an additional one (1) month each time, ending no later than December 4, 2027, with each Extension to be separately approved by the Board at the request of the Sponsor and funded by depositing into the Trust Account the Extension Payment of $5,000 two (2) days prior to the commencement of such Extension. The Existing Charter does not currently permit any extension beyond December 4, 2026. A copy of the proposed amendment to the Existing Charter is attached to this Proxy Statement as Annex A.

Proposed Business Combination

On January 5, 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group.

Pursuant to the terms of the HCYC Business Combination Agreement, (i) Merger Sub 1 will merge with and into AlphaTime, with AlphaTime surviving such merger (the “First SPAC Merger”); (ii) immediately following the First SPAC Merger, AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger (the “Second SPAC Merger”); and (iii) following the Second SPAC Merger, Merger Sub 3 will merge with and into HCYC Group, with HCYC Group surviving such merger and becoming a wholly-owned subsidiary of PubCo (collectively, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of AlphaTime and HCYC Group. At an extraordinary general meeting held on December 5, 2025, AlphaTime’s shareholders approved the Merger Agreement and the transactions contemplated thereby, including the First SPAC Merger and the Second SPAC Merger. As of the date of this Proxy Statement, the Business Combination has not been consummated. The HCYC Business Combination Agreement specified October 31, 2024 as the Outside Closing Date (as defined therein). The amendment to the HCYC Business Combination Agreement dated August 19, 2024 amended Section 8.11 of the agreement, relating to financing, and did not change the Outside Closing Date. The passage of the Outside Closing Date did not automatically terminate the HCYC Business Combination Agreement. Under Sections 13.1(b) and 13.2 of the HCYC Business Combination Agreement, any termination by reason of the closing not having occurred by the Outside Closing Date is subject to the limitations set forth in Section 13.1(b) and to the notice provisions of the agreement, and there can be no assurance that the HCYC Business Combination will be completed. The Outside Closing Date is a contractual date under the HCYC Business Combination Agreement and is separate from AlphaTime’s deadline to consummate a Business Combination under the Existing Charter. The Extension Amendment Proposal and the Trust Agreement Amendment Proposal do not amend the HCYC Business Combination Agreement. The consummation of the Business Combination remains subject to the satisfaction or waiver of the remaining closing conditions. AlphaTime does not expect that any further vote of AlphaTime shareholders will be required, or that any additional redemption opportunity will be offered, in connection with the consummation of the Business Combination.

28

Reasons for the Extension Amendment Proposal

The Existing Charter and the Trust Agreement permitted up to eight (8) separately approved and funded one-month extensions of AlphaTime’s deadline to complete an initial Business Combination from April 4, 2026 through December 4, 2026, each requiring a deposit of $15,000 into the Trust Account. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting. As a result, one or more of those extensions may not have been validly effected, the Company’s deadline to consummate a Business Combination may have passed, and obligations to redeem the Public Shares and wind up the Company may have arisen. See “Prior Extension Payments.” AlphaTime and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless AlphaTime provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of AlphaTime to seek an extension of the Termination Date and have AlphaTime shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given AlphaTime’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension and Extension Amendment are implemented, there is no assurance that AlphaTime will be able to consummate a Business Combination by the last Extended Date, which will be no later than December 4, 2027, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, the Company may, by resolution of the Board at the request of the Sponsor, extend the period of time to consummate a business combination up to eight (8) times, by one (1) month each time, from April 4, 2026 to no later than December 4, 2026, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, depositing $15,000 into the Trust Account for each such one-month extension. The Existing Charter does not permit any extension beyond December 4, 2026. The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting, and the Company’s deadline to consummate a Business Combination may have passed. See “Prior Extension Payments.” If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, extend the Termination Date up to twelve (12) times by an additional one (1) month each time, ending no later than December 4, 2027, subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and the Sponsor or its affiliates or designees depositing $5,000 into the Trust Account for each one-month Extension two (2) days prior to the commencement of such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination by the last Extended Date for which an Extension has been validly approved by the Board and funded in accordance with the Existing Charter, as amended, and the Trust Agreement, as amended (and in any event no later than December 4, 2027), we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of the then-outstanding Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to US$100,000 of interest to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants and rights will expire and be worthless.

The Company currently expects that HCYC Group will fund the first $5,000 Extension Payment if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. Each subsequent Extension will occur only if it is separately approved by the Board and funded. The promissory note described above would be issued to the Sponsor only in respect of an Extension Payment funded by the Sponsor. Under Section 1(m) of the Trust Agreement, which is not being amended by the Trust Agreement Amendment, the Trustee must receive the Company’s extension letter at least five (5) business days prior to the applicable deadline. That requirement is separate from any notice from the Sponsor of its wish for the Company to effect an Extension. The unpaid extension payments described under “Prior Extension Payments” are separate from the Extension Payments under the proposed Extension Amendment and Trust Agreement Amendment, and there is currently no plan to fund those unpaid amounts.

The Extension Amendment Proposal is essential to allowing AlphaTime additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and Extension Amendment. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension and Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaTime shareholders, AlphaTime will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

29

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 1,725,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to AlphaTime’s warrants and rights, which will expire worthless in the event AlphaTime dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Board determines to implement the Extension Amendment, the proposed amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association, in substantially the form that appears in Annex A hereto, will be adopted and AlphaTime will file the Amendment to the Third Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Amendment to the Third Amended and Restated Memorandum and Articles of Association gives the Company the right to extend the Combination Period from December 4, 2026, up to twelve (12) times for an additional one (1) month each time, ending no later than December 4, 2027. Adoption of the amendment will not by itself extend the Termination Date; each Extension must be separately approved by the Board at the request of the Sponsor and funded in accordance with the Extension Amendment and the Trust Agreement, as amended. The applicable deadline will be the last Extended Date for which an Extension has been validly approved and funded, which may be earlier than December 4, 2027, and AlphaTime will continue to attempt to consummate a Business Combination before that deadline. Approval of the proposals will not cure or satisfy any unpaid extension payments under the Existing Charter and the Trust Agreement. See “Prior Extension Payments.” AlphaTime will remain a reporting company under the Exchange Act; however, AlphaTime is not currently current in its periodic reporting obligations, and its Units, Public Shares, Public Rights, and Public Warrants are not listed on a national securities exchange and may not be actively quoted or traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. Our shareholders approved the HCYC Business Combination at an extraordinary general meeting held on December 5, 2025, and we do not expect to hold another shareholder vote or to offer an additional redemption opportunity in connection with the closing of the HCYC Business Combination. If the HCYC Business Combination is not completed and AlphaTime seeks shareholder approval of a different Business Combination, the vote to approve such Business Combination would occur at a separate meeting of AlphaTime shareholders, and the related right to redeem in connection with such Business Combination would be the subject of a separate Proxy Statement/prospectus. If we have not consummated a Business Combination by the applicable deadline, we will be required to redeem the Public Shares. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

30

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

31

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

32

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

33

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

34

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Assuming a quorum is present, failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal. The Extension will not be implemented unless both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved.

As of October 16, 2026, the Sponsor, AlphaTime’s directors, officers and its initial shareholders and their respective affiliates beneficially owned an aggregate of 2,134,200 Ordinary Shares, consisting of 1,725,000 Founder Shares and 409,200 shares included in the Private Placement Units, representing approximately 83.8% of AlphaTime’s issued and outstanding Ordinary Shares.

Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, AlphaTime may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

Full Text of Resolution

RESOLVED, as a special resolution, that the amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on December 28, 2023, as amended by that certain amendment dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025, as further amended by that certain amendment dated March 27, 2026 (as amended, the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from December 4, 2026 (the “Termination Date”), each by an additional one (1) month (each an “Extension”), with each Extension to be separately approved by the Board at the request of the Sponsor and funded by a deposit of $5,000 into the Trust Account, for a total of up to twelve (12) months after the Termination Date (ending no later than December 4, 2027), assuming a Business Combination has not occurred, be adopted with immediate effect.

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHATIMESHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” for a further discussion.

35

PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement, as amended (the “Trust Agreement”), dated as of December 30, 2022, by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to December 4, 2027 (the “Trust Agreement Amendment”) subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and the deposit into the Trust Account of $5,000 per one-month extension two (2) days prior to such Extension (the “Trust Agreement Amendment Proposal”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Proposed Business Combination

On January 5, 2024, AlphaTime entered into a business combination agreement with PubCo, Merger Sub 1, Merger Sub 2, Merger Sub 3 and HCYC Group.

Pursuant to the terms of the HCYC Business Combination Agreement, (i) Merger Sub 1 will merge with and into AlphaTime, with AlphaTime surviving such merger (the “First SPAC Merger”); (ii) immediately following the First SPAC Merger, AlphaTime will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger (the “Second SPAC Merger”); and (iii) following the Second SPAC Merger, Merger Sub 3 will merge with and into HCYC Group, with HCYC Group surviving such merger and becoming a wholly-owned subsidiary of PubCo (collectively, the “Mergers”). The Merger Agreement and the Mergers were unanimously approved by the boards of directors of each of AlphaTime and HCYC Group. At an extraordinary general meeting held on December 5, 2025, AlphaTime’s shareholders approved the Merger Agreement and the transactions contemplated thereby. As of the date of this Proxy Statement, the Business Combination has not been consummated. The HCYC Business Combination Agreement specified October 31, 2024 as the Outside Closing Date (as defined therein). The amendment to the HCYC Business Combination Agreement dated August 19, 2024 amended Section 8.11 of the agreement, relating to financing, and did not change the Outside Closing Date. The passage of the Outside Closing Date did not automatically terminate the HCYC Business Combination Agreement. Under Sections 13.1(b) and 13.2 of the HCYC Business Combination Agreement, any termination by reason of the closing not having occurred by the Outside Closing Date is subject to the limitations set forth in Section 13.1(b) and to the notice provisions of the agreement, and there can be no assurance that the HCYC Business Combination will be completed. The Outside Closing Date is a contractual date under the HCYC Business Combination Agreement and is separate from AlphaTime’s deadline to consummate a Business Combination under the Existing Charter. The Extension Amendment Proposal and the Trust Agreement Amendment Proposal do not amend the HCYC Business Combination Agreement. AlphaTime does not expect that any further vote of AlphaTime shareholders will be required, or that any additional redemption opportunity will be offered, in connection with the consummation of the Business Combination.

Consequences if the Trust Agreement Amendment Proposal is Not Approved

If the Trust Agreement Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before the Termination Date, AlphaTime (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Vote Required for Approval

Subject to the foregoing, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the Company’s outstanding Ordinary Shares, voting together as a single class, will be required to approve the Trust Agreement Amendment Proposal. Abstentions, broker non-votes and failures to vote will have the same effect as votes “AGAINST” the Trust Agreement Amendment Proposal. In addition, because the Trust Agreement Amendment would amend and restate Section 1(i) of the Trust Agreement, Section 6(c) of the Trust Agreement requires the prior written consent of Chardan to the Trust Agreement Amendment. That consent is separate from, and in addition to, the shareholder approval described above. AlphaTime will not enter into the Trust Agreement Amendment unless Chardan’s prior written consent has been obtained, and there can be no assurance that such consent will be obtained.

36

The Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, pursuant to the Existing Charter, AlphaTime may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text of Resolution

“It is resolved that AlphaTime’s investment management trust agreement, dated as of December 30, 2022 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the termination date from December 4, 2026 up to twelve (12) times for an additional one (1) month each time up to December 4, 2027 subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and depositing into the trust account (the “Trust Account”), for each one-month extension, $5,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”) until December 4, 2027 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this Proxy Statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHATIME SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” for a further discussion.

37

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension and Extension Amendment. The Adjournment Proposal will only be presented to AlphaTime shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension and Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by AlphaTime shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

As of October 16, 2026, the Sponsor, AlphaTime’s directors, officers and its initial shareholders and their respective affiliates beneficially owned an aggregate of 2,134,200 Ordinary Shares, consisting of 1,725,000 Founder Shares and 409,200 shares included in the Private Placement Units, representing approximately 83.8% of AlphaTime’s issued and outstanding Ordinary Shares. The Adjournment Proposal will only be put forth for a vote if, based on the tabulated votes, there are not sufficient votes to approve, or the Board determines that additional time is necessary to effectuate, the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment (the “Adjournment Proposals”).”

Recommendation of the Board

THE BOARD RECOMMENDS THAT ALPHATIME SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of AlphaTime—Interests of the Initial Shareholders” for a further discussion.

38

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 15, 2025, and in other reports AlphaTime filed with the SEC, including AlphaTime’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2025, filed with the SEC on May 20, 2025, June 30, 2025, filed with the SEC on August 12, 2025, and September 30, 2025, filed with the SEC on November 18, 2025, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. As of the date of this Proxy Statement, AlphaTime has not filed its Annual Report on Form 10-K for the year ended December 31, 2025 or its Quarterly Reports on Form 10-Q for the periods ended March 31, 2026 and June 30, 2026, each of which is past due, and the information in the reports referenced above may therefore be outdated. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment and Extensions will enable us to complete an initial Business Combination.

Approving the Extension Amendment and Extension involves a number of risks. Even if the Extension Amendment and Extensions are approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the last Extended Date, which will be no later than December 4, 2027. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. Our shareholders approved the HCYC Business Combination at the BC Meeting held on December 5, 2025. We do not expect to hold another shareholder vote or offer an additional redemption opportunity in connection with the HCYC Business Combination. Accordingly, Public Shareholders who wish to redeem should do so in connection with the Extension Amendment Proposal. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and, if we pursue an initial Business Combination other than the HCYC Business Combination, we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve that Business Combination. Even if the Extension and Extension Amendment are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently adopted new rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted new rules (the “SPAC Rules”), relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”), such as the Company, and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”). Certain of the procedures that the Company, a potential business combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SEC’s views expressed in the SPAC Rules, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which the Company could complete a business combination.

39

Our securities were delisted from trading on Nasdaq and, as a result, it could limit shareholders’ ability to make transactions in our securities and subject us to additional trading restrictions.

The Company’s securities have been delisted from the Nasdaq Stock Market. As a result, the Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Public Shares are “penny stocks” which will require brokers trading in the Public Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) making the Company a less attractive acquisition vehicle to a target business in connection with an initial business combination. Any of the foregoing could have a material adverse effect on the Company’s ability to consummate an initial business combination.

We are not current in our SEC reporting obligations, which could subject us to SEC enforcement action, limit the information available to shareholders, impair our ability to complete an initial business combination and affect the timing of the Extraordinary General Meeting.

We have not filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 or our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, each of which is past due. We filed a Notification of Late Filing on Form 12b-25 with respect to the Form 10-K on March 31, 2026 and with respect to the Form 10-Q for the quarter ended March 31, 2026 on May 15, 2026, but did not file those reports within the extension periods provided by Rule 12b-25. As of November 3, 2026, we were targeting the filing of these reports during the week ending November 6, 2026, but there can be no assurance that we will file them by that date or at all. Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 is due on November 16, 2026, and we may not file it on time. On September 22, 2026, we engaged Inbergo CPA LLP as our independent registered public accounting firm, and the dismissal of UHY LLP became effective on October 14, 2026, as reported in our Current Report on Form 8-K filed October 28, 2026. Inbergo CPA LLP has not completed an audit of our financial statements for the year ended December 31, 2025 or a review of our interim financial statements for 2026. We are working to complete and file the outstanding reports, but we cannot assure you when they will be filed. As a result, shareholders deciding whether to vote on the proposals or redeem their Public Shares do not have the benefit of current audited or reviewed financial statements of the Company, including current information regarding the amounts held in and outside the Trust Account, unfunded extension payments and our liabilities. Our failure to remain current in our reporting obligations could subject us to SEC enforcement action, including proceedings to suspend or revoke the registration of our securities under Section 12(j) of the Exchange Act, could make our securities ineligible for quotation on any over-the-counter market, and could cause a prospective target business to be unwilling to enter into or complete a business combination with us. In addition, the SEC may review or comment on this Proxy Statement, which could delay the Extraordinary General Meeting. Because the required extension payments under the Existing Charter and the Trust Agreement were not deposited, our deadline to consummate a Business Combination may already have passed and obligations to redeem our Public Shares and wind up the Company may have arisen. See “—Required extension payments under the Existing Charter and the Trust Agreement have not been fully deposited into the Trust Account.”

Required extension payments under the Existing Charter and the Trust Agreement have not been fully deposited into the Trust Account, which may affect the validity of prior extensions, the operative Termination Date and the amount payable to redeeming shareholders.

The Company has not deposited any of the monthly extension payments required since the March 27, 2026 extraordinary general meeting. As of November 3, 2026, an aggregate of $670,144 in required extension payments remained unpaid, including amounts relating to extensions before the March 27, 2026 extraordinary general meeting, and there is currently no plan to fund those amounts. These amounts have not earned interest in the Trust Account and are excluded from the funds available for redemption. Our draft financial statements, which have not been filed with the SEC or audited or reviewed by our independent registered public accounting firm, reflected required extension payments that had not been deposited in an aggregate amount of approximately $610,144 as of June 30, 2026, including a shortfall of $5,021 relating to extensions through February 4, 2025. In addition, the amendment to the Existing Charter adopted on March 27, 2026, as filed in the Cayman Islands on April 2, 2026, and Amendment No. 5 to the Trust Agreement measure up to eight one-month extensions from April 4, 2026 through December 4, 2026, each requiring a deposit of $15,000, while the form of charter amendment filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on April 2, 2026 measures the extensions from December 4, 2026. Because the required extension payments were not deposited, one or more extensions may not have been validly effected, our deadline to consummate a Business Combination may have passed, and obligations to redeem the Public Shares and wind up the Company may already have arisen. This could require us to redeem the Public Shares and liquidate, could give shareholders claims against us or the Sponsor, could call into question actions taken in reliance on those extensions, including the holding of the Extraordinary General Meeting and the implementation of the Extension Amendment and Trust Agreement Amendment, and could affect the amount ultimately payable to redeeming shareholders. The unpaid extension payments are separate from any Extension Payment under the proposed Extension Amendment and Trust Agreement Amendment, and there is no assurance that the Sponsor or any other person will fund them.

Our management has concluded that there is substantial doubt about our ability to continue as a going concern, and our Sponsor, its affiliates and HCYC have financial interests in the Extension that differ from those of our Public Shareholders.

In connection with its assessment of going concern considerations, management has determined that our working capital deficit and the mandatory liquidation and subsequent dissolution that would be required if we are unable to complete a Business Combination within the applicable period raise substantial doubt about our ability to continue as a going concern, and management has concluded that its plans do not alleviate that substantial doubt. As of June 30, 2026, we had cash held outside the Trust Account of $1,233, investments held in the Trust Account of $4,804,622 and a working capital deficit of $4,591,305. Our liabilities as of that date included $1,262,500 outstanding under unsecured, non-interest bearing promissory notes issued to the Sponsor, which are payable upon the consummation of a Business Combination, and $929,028 of other amounts due to related parties (an aggregate of $2,191,528 owed to the Sponsor and other related parties), as well as $892,301 due to HCYC for expenses paid on our behalf and a deferred underwriting commission of $2,415,000, which is payable to the underwriters solely if we complete a Business Combination. These amounts are presented as of June 30, 2026 and do not reflect any changes after that date. The Sponsor and other related parties are unlikely to be repaid if we liquidate, except to the extent of funds held outside the Trust Account, and the underwriters will not receive the deferred underwriting commission unless a Business Combination is completed. These interests may influence their support for the Extension.

40

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

each of which may make it difficult for us to complete our initial business combination. In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our Initial Public Offering is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our primary business objective, which is a Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Third Amended and Restated Memorandum and Articles of Association, as amended, to modify (A) the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by the Termination Date (or the last validly effected extension thereof) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent a Business Combination, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $[●] per share on the liquidation of our Trust Account and our Warrants and Rights will expire worthless. In certain circumstances, our public shareholders may receive less than $[●] per share on the redemption of their shares.

We may not be able to complete our initial Business Combination a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target (including, but not limited to, a Singapore target), we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

41

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[●] per share, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Our ability to complete a business combination may be impacted by the fact that a majority of our officers and directors are located in or have significant ties to the People’s Republic of China, including, Hong Kong, Taiwan and Macau. This may make us a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates and making it harder for us to complete an initial business combination with a non-China-based target company. For example, we may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

A majority of our directors and officers are located in, or have significant ties to, China, including Hong Kong, Taiwan and Macau. As a result, we may be a less attractive partner to potential target companies outside the PRC, thereby limiting our pool of acquisition candidates. This would impact our search for a target company and make it harder for us to complete an initial business combination with a non-China-based target company. For example, we may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. We may be considered a “foreign person” under such rules and regulations and any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing, determine to submit a voluntary notice to CFIUS, or proceed with the initial business combination without notifying CFIUS and then bear the risk of CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have limited time to complete our initial business combination, and because our deadline to do so may already have passed as a result of the unpaid extension payments described under “—Required extension payments under the Existing Charter and the Trust Agreement have not been fully deposited into the Trust Account,” our failure to obtain any required approvals within the requisite time period may prevent us from completing the transaction and require us to liquidate. If we liquidate, our public shareholders may only receive $[●] per share initially, and our rights and warrants will expire worthless. Our public shareholders may also lose the potential investment opportunity in a target company and the opportunity of realizing future gains on such investments through any price appreciation in the combined company.

42

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of AlphaTime’s Ordinary Shares as of October 16, 2026, based on AlphaTime’s records, the register of members maintained by AlphaTime’s transfer agent and information obtained from the persons named below, by:

●	each person known by AlphaTime to be the beneficial owner of more than 5% of AlphaTime’s outstanding Ordinary Shares;

●	each of AlphaTime’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all AlphaTime’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 2,545,432 Ordinary Shares (consisting of 2,132,822 separately held Ordinary Shares and 412,610 Ordinary Shares underlying units, and including 411,232 Public Shares, 1,725,000 Founder Shares and 409,200 shares included in the Private Placement Units) issued and outstanding as of October 16, 2026. The Public Shares include 382,091 Public Shares tendered for redemption in connection with the December 5, 2025 extraordinary general meeting, which remain outstanding pending the closing of the HCYC Business Combination and are counted once in the 411,232 Public Shares. AlphaTime is not aware, based on the information available to it, of any other person that beneficially owned more than 5% of the outstanding Ordinary Shares as of October 16, 2026. Certain institutional holders have previously filed Schedules 13G or amendments thereto with the SEC; that information is presented separately below under “Historical Schedule 13G Information,” is reported as of the dates indicated in those filings and does not reflect holdings as of October 16, 2026.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The 409,200 Ordinary Shares included in the Private Placement Units are issued and outstanding, carry voting rights and are included in the table. The warrants and rights included in the Units and the Private Placement Units do not carry voting rights, and the Ordinary Shares underlying them are not included because the warrants are not exercisable, and the rights do not convert, until the consummation of an initial Business Combination.

Unless otherwise indicated, AlphaTime believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

		Percentage of
		Outstanding
	Number of Shares	Ordinary
Name and Address of Beneficial Owner (1)	Beneficially Owned	Shares
Alphamade Holding LP / Taylor Zhang (2)	983,700	38.6%
Doreen International Limited	1,035,000	40.7%
Xinfeng Feng(2)	1,035,000	40.7%
Gan Kim Hai	-	-%
Yingxuan Shan	-	-%
Pua Chee Aun	-	-%
Wen He	-	-%
Lee Seongil	-	-%
All executive officers and directors as a group (6 individuals)	1,035,000	40.7%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o AlphaTime Acquisition Corp, 500 Fifth Avenue, Suite 938, New York, NY 10110.

(2)	Alphamade Holding LP is the record holder of 983,700 Ordinary Shares, consisting of 574,500 Ordinary Shares and 409,200 Ordinary Shares underlying Private Placement Units. Alphamade Management LLC manages Alphamade Holding LP, and Taylor Zhang is the manager of Alphamade Management LLC. Accordingly, Mr. Zhang may be deemed to beneficially own the 983,700 Ordinary Shares held by Alphamade Holding LP (approximately 38.6% of the outstanding Ordinary Shares). Mr. Zhang is not a director or executive officer of AlphaTime. Doreen International Limited is the record holder of 1,035,000 Ordinary Shares (approximately 40.7% of the outstanding Ordinary Shares). Ms. Feng is the sole director and shareholder of Doreen International Limited and accordingly may be deemed to beneficially own the 1,035,000 Ordinary Shares held by Doreen International Limited. The shares shown for all executive officers and directors as a group consist of the shares held by Doreen International Limited, each counted once. Certain of our directors and officers hold partnership interests in Alphamade Holding LP; those economic interests alone are not treated as conferring beneficial ownership of the shares held by Alphamade Holding LP. Percentages are based on 2,545,432 Ordinary Shares outstanding as of October 16, 2026.

43

Historical Schedule 13G Information

The following information is based solely on the most recent Schedule 13G or Schedule 13G/A filed by each person named below that AlphaTime has identified. Each amount and percentage is presented as reported in the applicable filing, as of the event date on its cover page, and was calculated by the reporting person on the basis of the number of securities outstanding used in that filing. AlphaTime has not recalculated these percentages on the basis of the Ordinary Shares outstanding as of October 16, 2026, has not verified the information and does not know whether these persons held any securities of AlphaTime as of October 16, 2026. These positions are not included in the table above, are reported as of different dates and should not be aggregated.

●	Mizuho. According to a Schedule 13G filed with the SEC on November 14, 2024 (accession no. 0001193125-24-259044), reporting beneficial ownership as of September 30, 2024, Mizuho Securities USA LLC directly held 505,896 ordinary shares, representing 7.36% of the class as reported in that filing, and Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC, of which Mizuho Securities USA LLC is a wholly-owned subsidiary, may be deemed to be indirect beneficial owners of those shares.
●	Space Summit Capital LLC. According to a Schedule 13G filed with the SEC on January 4, 2023 (accession no. 0001846718-23-000001), reporting beneficial ownership as of December 30, 2022, Space Summit Capital LLC beneficially owned 475,000 units of AlphaTime, representing 7.92% of the class as reported in that filing. Space Summit Capital LLC’s address is 15455 Albright Street, Pacific Palisades, CA 90272.
●	ATW SPAC Management LLC. According to a Schedule 13G/A filed with the SEC on February 13, 2025 (accession no. 0001493152-25-006533), reporting beneficial ownership as of December 31, 2024, ATW SPAC Management LLC, Antonio Ruiz-Gimenez and Kerry Propper beneficially owned 188,093 ordinary shares, representing 2.7% of the class as reported in that filing. The address of the reporting persons is 1 Pennsylvania Plaza, 48th Floor, New York, NY 10119.
●	Boothbay. According to a Schedule 13G/A filed with the SEC on February 13, 2025 (accession no. 0001493152-25-006299), reporting beneficial ownership as of December 31, 2024, Boothbay Fund Management, LLC, Boothbay Absolute Return Strategies, LP and Ari Glass beneficially owned 188,093 ordinary shares, representing 2.8% of the class as reported in that filing. The address of the reporting persons is 140 East 45th Street, 16th Floor, New York, NY 10017.
●	Meteora. According to a Schedule 13G/A filed with the SEC on August 14, 2025 (accession no. 0001905106-25-000046), reporting beneficial ownership as of June 30, 2025, Meteora Capital, LLC and Vik Mittal beneficially owned 152,878 ordinary shares, representing 4.41% of the class as reported in that filing. The address of the reporting persons is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

44

HOUSEHOLDING INFORMATION

Unless AlphaTime has received contrary instructions, AlphaTime may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if AlphaTime believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce AlphaTime’s expenses. However, if shareholders prefer to receive multiple sets of AlphaTime’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of AlphaTime’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact AlphaTime at the following address:

AlphaTime Acquisition Corp

500 5th Avenue, Suite 938

New York, NY 10110

(347) 627-0058

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

AlphaTime files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. AlphaTime’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of AlphaTime’s filings with the SEC (excluding exhibits) at no cost by contacting AlphaTime at the address and/or telephone number below.

If you would like additional copies of this Proxy Statement or AlphaTime’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact AlphaTime at the following address:

AlphaTime Acquisition Corp

500 5th Avenue, Suite 938

New York, NY 10110

(347) 627-0058

You may also obtain additional copies of this Proxy Statement by requesting them in writing or by telephone from AlphaTime’s proxy solicitation agent at the following address, telephone number and e-mail address:

D.F. King & Co., Inc.

28 Liberty Street, Floor 53

New York, New York 10005

Banks and Brokers Call: (646) 582-2896

Call Toll-Free: (866) 342-4884

Email: ATMC@dfking.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a AlphaTime shareholder and would like to request documents, please do so by [●], 2026, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from AlphaTime, such documents will be mailed to you by first class mail or another equally prompt means.

45

ANNEX A

ANNEX A

FORM OF AMENDMENT TO THE

THE THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

ALPHATIME ACQUISITION CORP

[date]

RESOLVED, as a special resolution, that:

(i)	Article 37.8 of the Third Amended and Restated Memorandum and Articles of Association of the Company as adopted by special resolution passed on December 28, 2023 (the Existing Memorandum and Articles) be deleted in its entirety and replaced as follows:

37.8	The Company has until 4 December 2026 (the Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by 4 December 2026, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to twelve (12) times, each by an additional one (1) month, for a total of up to twelve (12) months from the Termination Date to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account upon five days advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or twelve (12) months after the Termination Date (subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

A-1

(ii)	Article 37.9 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or twelve (12) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

(iii)	Article 37.11 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or twelve (12) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(B)	amend the foregoing provisions of these Articles,

unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.

A-2

ANNEX B

PROPOSED AMENDMENT NO. 6

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

OF

ALPHATIME ACQUISITION CORP

[AMENDMENT TO TRUST AGREEMENT]

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 6 (this “Amendment”), dated as of [●], 2026, to the Original Trust Agreement, as amended by Amendment No 1 to the Original Trust Agreement, dated December 28, 2023 (as defined below), Amendment No. 2 to the Original Trust Agreement, dated December 20, 2024 (as defined below), Amendment No. 3 to the Original Trust Agreement, dated October 1, 2025 (as defined below), Amendment No. 4 to the Original Trust Agreement, dated December 16, 2025 (as defined below) and Amendment No. 5 to the Original Trust Agreement, dated March 27, 2026 (as defined below), is made by and between AlphaTime Acquisition Corp (the “Company”) and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 30, 2022 (the “Original Trust Agreement”);

WHEREAS, the Company and the Trustee entered into Amendment No. 1 to the Investment Management Trust Agreement, dated as of December 28, 2023 (the “First Amendment”);

WHEREAS, the Company and the Trustee entered into Amendment No. 2 to the Investment Management Trust Agreement, dated as of December 20, 2024 (the “Second Amendment”);

WHEREAS, the Company and the Trustee entered into Amendment No. 3 to the Investment Management Trust Agreement, dated as of October 1, 2025 (the “Third Amendment”);

WHEREAS, the Company and the Trustee entered into Amendment No. 4 to the Investment Management Trust Agreement, dated as of December 16, 2025 (the “Fourth Amendment”);

WHEREAS, the Company and the Trustee entered into Amendment No. 5 to the Investment Management Trust Agreement, dated as of March 27, 2026 (together with the Original Trust Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the “Amended Trust Agreement”);

WHEREAS, Section 1(i) of the Original Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on December 2, 2026 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s Third Amended and Restated Memorandum and Articles of Association, as amended (the “Existing Charter”), to extend the date by which the Company must consummate a business combination from December 4, 2026 (the “Termination Date”) up to twelve (12) times, with each extension comprised of one month (each an “Extension”), for a total of up to twelve (12) months after the Termination Date, ending no later than December 4, 2027 (assuming a Business Combination has not occurred); and (ii) a proposal to amend the Amended Trust Agreement to permit the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time, ending no later than December 4, 2027, subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Amended Trust Agreement and the deposit into the Trust Account of $5,000 for each one-month Extension two (2) days prior to the commencement of such Extension.

B-1

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and, in the case of Exhibit B, up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 47 months after the closing of the Offering (i.e., December 4, 2026) or, if the Company has extended the time to complete a Business Combination in accordance with Section 1(m) of this Agreement, the last day of the last Extension for which the Extension Payment has been deposited in accordance with this Agreement, but in no event later than 59 months after the closing of the Offering (i.e., December 4, 2027) or (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Exhibit E of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Equiniti Trust Company, LLC

6201 12th Avenue

New York, NY 11219

Attn: [●]

Re: Trust Account No. [ ] Extension Letter

Dear [●]:

Pursuant to Section 1 of the Investment Management Trust Agreement between AlphaTime Acquisition Corp (“Company”) and Equiniti Trust Company, LLC, dated as of December 30, 2022 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from ________ to ________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $5,000 per one-month extension two (2) days prior to such Extension, which will be wired to you, into the Trust Account investments upon receipt.

This is the [first/second/third/fourth/fifth/sixth/seventh/eighth/ninth/tenth/eleventh/twelfth] of up to twelve Extension Letters.

Very truly yours,
AlphaTime Acquisition Corp

By:
Name:
Title:

cc: Chardan Capital Markets LLC

3. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Amended Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

EQUINITI TRUST COMPANY, LLC, as Trustee

By:
Name:
Title:

ALPHATIME ACQUISITION CORP

By:
Name:
Tile:

B-3

PRELIMINARY PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

ALPHATIME ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gan Kim Hai, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of shareholders of AlphaTime Acquisition Corp to be held on December 2, 2026 at 9:00 a.m. Eastern Time, in a virtual-only format via live webcast at https://edge.media-server.com/mmc/p/aynd8tkn, or at any adjournments and/or postponements thereof (the “Extraordinary General Meeting”). Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

ALPHATIME ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

	FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal - It is resolved as a special resolution, that the amendment to AlphaTime’s Third Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on December 28, 2023, as amended by that certain amendment, dated December 20, 2024, as further amended by that certain amendment dated October 1, 2025, as further amended by that certain amendment dated December 17, 2025, as further amended by that certain amendment dated March 27, 2026 (as amended, the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from December 4, 2026 (the “Termination Date”), each by an additional one (1) month (each an “Extension”), with each Extension to be separately approved by the Board at the request of the Sponsor and funded by a deposit of $5,000 into the Trust Account, for a total of up to twelve (12) months after the Termination Date (ending no later than December 4, 2027), assuming a Business Combination has not occurred, be adopted with immediate effect.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal - It is resolved that the AlphaTime’s investment management trust agreement, dated as of December 30, 2022 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the Termination Date from December 4, 2026 up to twelve (12) times for an additional one (1) month each time up to December 4, 2027 subject to the Trustee receiving the Company’s extension letter at least five (5) business days prior to the applicable Termination Date or Extended Date in accordance with Section 1(m) of the Trust Agreement and depositing into the Trust Account, for each one-month extension, $5,000 per one-month extension two (2) days prior to such Extension (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the Proxy Statement.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - It is resolved as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Assuming a quorum is present, a vote to abstain will have no effect on proposals 1 or 3 but will have the same effect as a vote against proposal 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~